[LOGO] Cohen                 Cohen McCurdy, Ltd.               440.835.8500
       McCurdy               800 Westpoint Pkwy., Suite 1100   440.835.1093 fax
Certified Public             Westlake, OH 44145-1524
Accountants
                             www.cohenmccurdy.com

            Consent of Independent Registered Public Accounting Firm

As independent registered public accountants, we hereby consent to the use of our report incorporated by reference herein dated January 18, 2006 on the financial statements of Abacus Bull Moose Growth Fund, dated as of November 30, 2005 and for the periods indicated therein and to the references to our firm in the Prospectus and the Statement of Additional Information in this Post-Effective Amendment to the Registration Statement on Form N-1A of Unified Series Trust (SEC File No. 811-21237 and 333-100654).

/s/ Cohen McCurdy, Ltd.
Westlake, Ohio
March 31, 2006

[LOGO] Cohen                 Cohen McCurdy, Ltd.               440.835.8500
       McCurdy               800 Westpoint Pkwy., Suite 1100   440.835.1093 fax
Certified Public             Westlake, OH 44145-1524
Accountants
                             www.cohenmccurdy.com

            Consent of Independent Registered Public Accounting Firm

As independent registered public accountants, we hereby consent to the use of our report incorporated by reference herein dated January 12, 2006 on the financial statements of Chinook Emerging Growth Fund, dated as of November 30, 2005 and for the periods indicated therein and to the references to our firm in the Prospectus and the Statement of Additional Information in this Post-Effective Amendment to the Registration Statement on Form N-1A of Unified Series Trust (SEC File No. 811-21237 and 333-100654).

/s/ Cohen McCurdy, Ltd.
Westlake, Ohio
March 30, 2006

[LOGO] Cohen                 Cohen McCurdy, Ltd.               440.835.8500
       McCurdy               800 Westpoint Pkwy., Suite 1100   440.835.1093 fax
Certified Public             Westlake, OH 44145-1524
Accountants
                             www.cohenmccurdy.com

            Consent of Independent Registered Public Accounting Firm

As independent registered public accountants, we hereby consent to the use of our report incorporated by reference herein dated January 19, 2006 on the financial statements of Marco Targeted Return Fund, dated as of November 30, 2005 and for the periods indicated therein and to the references to our firm in the Prospectus and the Statement of Additional Information in this Post-Effective Amendment to the Registration Statement on Form N-1A of Unified Series Trust (SEC File No. 811-21237 and 333-100654).

/s/ Cohen McCurdy, Ltd.
Westlake, Ohio
March 30, 2006